Exhibit 99.1

GROUPON ANNOUNCES THIRD QUARTER 2012 RESULTS

• Consolidated revenue of $568.6 million, up 32% year-over-year
• Operating income of $25.4 million, versus operating loss of $0.2 million in third quarter 2011
• Net loss attributable to common stockholders of $3.0 million, or $0.00 per share, which included stock-based compensation and acquisition-related expenses of $25.1 million and a diluted share count of 653.2 million, versus a net loss of $54.2 million and a loss per share of $0.18 in third quarter 2011

CHICAGO - (BUSINESS WIRE) - November 8, 2012 - Groupon, Inc. (NASDAQ: GRPN) today announced financial results for the quarter ended September 30, 2012.

Revenue increased 32% year-over-year to $568.6 million in the third quarter 2012, compared with $430.2 million in the third quarter 2011. Excluding the $26.0 million unfavorable impact from year-over-year changes in foreign exchange rates throughout the quarter, revenue growth was 38% compared with third quarter 2011.

Gross billings, which reflects the total dollar value of customer purchases of goods and services, excluding any applicable taxes and net of estimated refunds, increased 5% year-over-year to $1.22 billion in the third quarter 2012, compared with $1.16 billion in the third quarter 2011. Excluding the $61.7 million unfavorable impact from year-over-year changes in foreign exchange rates throughout the quarter, gross billings growth was 11% compared with third quarter 2011.

Operating income was $25.4 million in the third quarter 2012, which included stock-based compensation and acquisition-related expenses of $25.1 million. This compares with a loss from operations of $0.2 million in the third quarter 2011, which included net positive stock-based compensation and acquisition-related expenses of $1.5 million. Year-over-year changes in foreign exchange rates throughout the quarter had a $2.8 million favorable impact on operating income. Revenue and operating income in the third quarter 2012 included a one-time increase of $18.5 million related to breakage, or income related to unredeemed Groupons internationally, resulting from the clarification of a tax ruling in Germany.

“Our solid performance in North America was offset by continued challenges in Europe,” said Andrew Mason, CEO of Groupon. “Groupon Goods has evolved into a second major category that our customers clearly love. With deals on everything from designer sunglasses to big-screen televisions to most-wanted toys, we think it will be a great gifting destination this holiday season.”

Operating cash flow decreased 35% year-over-year to $42.1 million, compared with $64.4 million in the third quarter 2011. For the trailing twelve months ended September 30, 2012, operating cash flow was $370.2 million. Free cash flow, a non-GAAP financial measure calculated as operating cash flow less capital expenditures, was $26.1 million for the third quarter 2012, bringing free cash flow for the trailing twelve months ended September 30, 2012 to $300.4 million. This reflects an increase of 123% year-over-year compared to free cash flow in the trailing twelve months ended September 30, 2011 of $134.9 million. At the end of the quarter, Groupon had $1.2 billion in cash and cash equivalents and no long-term debt.

Third quarter 2012 net loss attributable to common stockholders improved by $51.3 million year-over-year, to $3.0 million, or $0.00 per share, reflecting stock-based compensation and acquisition-related expenses of $25.1 million and a diluted share count of 653.2 million. Net loss attributable to common stockholders was $54.2 million, or a loss per share of $0.18 in the third quarter 2011, including net positive stock-based compensation and acquisition-related expenses of $1.5 million.

Groupon, Inc.
Summary Consolidated and Segment Results
(dollars in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,			Y/Y % Growth	Nine Months Ended September 30,			Y/Y % Growth
	2011	2012	Y/Y % Growth	excluding FX(1)	2011	2012	Y/Y % Growth	excluding FX(1)
Revenue:
North America	$161,525	$291,603	80.5%	80.7%	$455,342	$790,349	73.6%	73.8%
International	268,636	276,949	3.1%	12.7%	662,924	905,821	36.6%	46.9%
Consolidated revenue	$430,161	$568,552	32.2%	38.2%	$1,118,266	$1,696,170	51.7%	57.9%

Operating (loss) income	$(239)	$25,438	N/A	N/A	$(218,414)	$111,562	N/A	N/A

Net (loss) income attributable to common stockholders	$(54,229)	$(2,979)	94.5%	87.1%	$(308,115)	$13,712	N/A	N/A

Net (loss) earnings per share
Basic	$(0.18)	$(0.00)			$(1.01)	$0.02
Diluted	$(0.18)	$(0.00)			$(1.01)	$0.02

Weighted average basic shares outstanding	307,605,060	653,223,610			305,288,502	648,021,943
Weighted average diluted shares outstanding	307,605,060	653,223,610			305,288,502	663,557,250

(1)
Represents change in financial measures that would have resulted had average exchange rates in the reported period been the same as those in effect in the three and nine months ended September 30, 2011.

Highlights

•
Continued strength in North American revenue growth. North American revenues grew 81% year-over-year, driven by growth in direct revenue, or the amount earned from the sale of products for which Groupon is the merchant of record.

•	Rapid growth in Groupon Goods. Groupon Goods reached an annual run rate of nearly $1.5 billion in global billings and nearly $500 million in revenues shortly after its one-year anniversary.

•	Improved marketing efficiencies. Customer acquisition costs improved 55% year-over-year, enabling the reduction of marketing spend by 58% compared with the third quarter 2011.

•	Subscriber milestone. In the third quarter 2012, the Company surpassed the 200 million subscriber mark.

•	Solid growth in active customers. As of September 30, 2012, Groupon had 39.5 million active customers, an increase of 37% year-over-year.

•
Growing merchant selection and quality. For the third straight quarter, Groupon featured more than 100,000 unique merchants, with the number of active deals increasing by nearly thirteen times year-over-year to more than 27,000 as of the end of the third quarter.

•	Mobile transaction activity remains high. In October 2012, about one third of North American transactions were completed on mobile devices, an increase of nearly 30% compared with October 2011.

•
Further expansion of merchant tool suite. In the third quarter 2012, the Company expanded its suite of merchant tools, with the launch of Groupon Payments, as well as Breadcrumb, an iPad-based point-of-sale system for restaurants.

Fourth Quarter 2012 Outlook
Revenue for the fourth quarter 2012 is expected to be between $625 million and $675 million, an increase of between 27% and 37% compared with the fourth quarter 2011.

Income from operations for the fourth quarter 2012 is expected to be between $0 million and $20 million, compared with a loss from operations of $15.0 million in the fourth quarter 2011. This outlook includes approximately $30 million of stock-based compensation. The outlook further assumes no acquisitions or investments, or material changes in foreign exchange rates.

A conference call will be webcast live today at 4:00 p.m. CT / 5:00 p.m. ET, and will be available on Groupon's investor relations website at http://investor.groupon.com. This call will contain forward-looking statements and other material information regarding the Company's financial and operating results.

Non-GAAP Financial Measure
In addition to financial results reported in accordance with generally accepted accounting principles (GAAP), we have provided free cash flow, which is a non-GAAP financial measure, to aid investors in better understanding Groupon's performance. We have provided free cash flow because, although it is similar to cash flow from operations, we believe it typically will present a measure of cash flows more aligned with an analysis of ongoing business operations as purchases of fixed assets, software developed for internal use and website development costs are a necessary component of ongoing operations. However, free cash flow is not intended to be a substitute for cash flows from operations and is not intended to represent the total increase or decrease in Groupon's cash balance for the applicable period. For a reconciliation of free cash flow to cash flow from operations, see “Non-GAAP Reconciliation Schedule” included in this release.
Note on Forward Looking Statements
The statements in this release that refer to plans and expectations for the next quarter or the future are forward-looking statements that involve a number of risks and uncertainties, and actual results could differ materially from those discussed. The risks and uncertainties that could cause results to differ materially from those included in the forward-looking statements include, but are not limited to, Groupon's ability to continue to expand the business and continue revenue growth; risks related to Groupon's business strategy; Groupon's ability to manage the growth of the organization; responding to changes in the markets in which Groupon competes for business; retaining existing merchant partners and adding new merchant partners; competing against smaller competitors and competitors with more financial resources; developing new product and service offerings that are appealing to customers; maintaining a strong brand; effectively dealing with challenges arising from Groupon's international operations; integrating Groupon's technology platforms; managing refund risks; retaining the executive team; litigation; regulations, including the CARD Act and regulation of the Internet; tax liabilities; tax legislation; maintaining Groupon's information technology infrastructure; security breaches; protecting Groupon's intellectual property; handling acquisitions, joint ventures and strategic investments effectively; seasonality; payment-related risks; customer and merchant partner fraud; global economic uncertainty; compliance with rules and regulations associated with being a public company; and Groupon's ability to raise capital if necessary. Groupon urges you to refer to the factors included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K, and subsequent quarterly reports, copies of which may be obtained by visiting the company's Investor Relations web site at http://investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied, and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect Groupon's expectations as of November 8, 2012. Groupon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this earnings release to conform these statements to actual results or to changes in its expectations.

Groupon encourages investors to use its investor relations website as a way of easily finding information about the company. Groupon promptly makes available on this website, free of charge, the reports that the company files or furnishes with the SEC, corporate governance information (including Groupon's Global Code of Conduct), and select press releases and social media postings.

Contacts:
Groupon Investor Relations           Groupon Public Relations
Genny Konz         Julie Mossler
312-999-3098     312-242-2033
ir@groupon.com

Groupon, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Operating activities
Net (loss) income	$(14,416)	$(940)	$(238,083)	$29,016
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	7,058	15,310	22,754	39,836
Stock-based compensation	3,340	22,619	60,922	77,706
Deferred income taxes	2,839	(3,389)	602	9,608
Excess tax benefits on stock-based compensation	(7,791)	(2,870)	(11,323)	(24,620)
Loss on equity method investees	11,211	138	19,974	8,694
Acquisition-related (benefit) expense, net	(4,793)	2,431	(4,793)	744
Gain on redemption of common stock	(4,916)	—	(4,916)	—
Gain on E-Commerce transaction	—	—	—	(56,032)
Change in assets and liabilities, net of acquisitions:
Restricted cash	(7,116)	973	(8,141)	(1,855)
Accounts receivable	(16,618)	(10,274)	(69,690)	(2,189)
Prepaid expenses and other current assets	(23,802)	(3,192)	(41,023)	(24,937)
Accounts payable	(7,550)	(5,094)	(21,924)	13,174
Accrued merchant payables	98,002	21,868	314,872	53,889
Accrued expenses and other current liabilities	34,207	4,933	108,963	68,010
Other, net	(5,244)	(425)	(6,824)	10,073
Net cash provided by operating activities	64,411	42,088	121,370	201,117

Net cash used in investing activities	(43,048)	(35,629)	(112,526)	(142,226)

Net cash provided by financing activities	8,608	2,707	120,292	18,590

Effect of exchange rate changes on cash and cash equivalents	(11,129)	6,047	(4,034)	595
Net increase in cash and cash equivalents	18,842	15,213	125,102	78,076
Cash and cash equivalents, beginning of period	225,093	1,185,798	118,833	1,122,935
Cash and cash equivalents, end of the period	$243,935	$1,201,011	$243,935	$1,201,011

Groupon, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Revenue:
Third party and other revenue	$422,989	$423,564	$1,111,094	$1,466,602
Direct revenue	7,172	144,988	7,172	229,568
Total revenue	430,161	568,552	1,118,266	1,696,170
Cost of revenue:
Third party and other revenue	62,339	54,173	156,907	233,834
Direct revenue	5,707	127,613	5,707	202,634
Total cost of revenue	68,046	181,786	162,614	436,468
Operating expenses:
Marketing	170,349	70,919	613,173	275,941
Selling, general and administrative	196,798	287,978	565,686	871,455
Acquisition-related (benefit) expense, net	(4,793)	2,431	(4,793)	744
Total operating expenses	362,354	361,328	1,174,066	1,148,140
(Loss) income from operations	(239)	25,438	(218,414)	111,562
Interest and other income, net	8,269	617	9,808	54,445
Loss on equity method investees	(11,211)	(138)	(19,974)	(8,694)
(Loss) income before provision for income taxes	(3,181)	25,917	(228,580)	157,313
Provision for income taxes	11,235	26,857	9,503	128,297
Net (loss) income	(14,416)	(940)	(238,083)	29,016
Less: Net loss (income) attributable to noncontrolling interests	3,843	(706)	23,602	(2,806)
Net (loss) income attributable to Groupon, Inc.	(10,573)	(1,646)	(214,481)	26,210
Redemption of preferred stock in excess of carrying value	—	—	(34,327)	—
Adjustment of redeemable noncontrolling interests to redemption value	(43,656)	(1,333)	(59,307)	(12,498)
Net (loss) income attributable to common stockholders	$(54,229)	$(2,979)	$(308,115)	$13,712

Net (loss) earnings per share
Basic	$(0.18)	$(0.00)	$(1.01)	$0.02
Diluted	$(0.18)	$(0.00)	$(1.01)	$0.02

Weighted average number of shares outstanding
Basic	307,605,060	653,223,610	305,288,502	648,021,943
Diluted	307,605,060	653,223,610	305,288,502	663,557,250

Groupon, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	December 31, 2011	September 30, 2012
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,122,935	$1,201,011
Accounts receivable, net	108,747	110,058
Prepaid expenses and other current assets	91,645	121,338
Total current assets	1,323,327	1,432,407
Property and equipment, net of accumulated depreciation of $14,627 and $37,564, respectively	51,800	103,876
Goodwill	166,903	196,978
Intangible assets, net	45,667	51,447
Investments in equity interests	50,604	131,039
Deferred income taxes, non-current	46,104	48,753
Other non-current assets	90,071	68,314
Total Assets	$1,774,476	$2,032,814
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$40,918	$60,016
Accrued merchant payables	520,723	573,477
Accrued expenses	212,007	245,083
Deferred income taxes, current	76,841	75,203
Other current liabilities	144,673	171,422
Total current liabilities	995,162	1,125,201
Deferred income taxes, non-current	7,428	28,585
Other non-current liabilities	70,766	74,643
Total Liabilities	1,073,356	1,228,429
Commitments and contingencies
Redeemable noncontrolling interests	1,653	7,190
Stockholders' Equity
Class A common stock, par value $0.0001 per share, 2,000,000,000 shares authorized, 641,745,225 shares issued and outstanding at December 31, 2011; 2,000,000,000 shares authorized, 652,501,880 shares issued and outstanding at September 30, 2012	64	65
Class B common stock, par value $0.0001 per share, 10,000,000 shares authorized, 2,399,976 shares issued and outstanding at December 31, 2011 and September 30, 2012	—	—
Common stock, par value $0.0001 per share, 2,010,000,000 shares authorized, no shares issued and outstanding at December 31, 2011 and September 30, 2012	—	—
Additional paid-in capital	1,388,253	1,459,485
Accumulated deficit	(698,704)	(672,494)
Accumulated other comprehensive income	12,928	11,956
Total Groupon, Inc. Stockholders' Equity	702,541	799,012
Noncontrolling interests	(3,074)	(1,817)
Total Equity	699,467	797,195
Total Liabilities and Equity	$1,774,476	$2,032,814

Groupon, Inc.
Segment Information
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
North America
Gross Billings (1)	$400,978	$552,369	$1,086,119	$1,654,201
Revenue	$161,525	$291,603	$455,342	$790,349
Segment operating expenses(2)	142,689	252,510	468,785	667,655
Segment operating income (loss)	$18,836	$39,093	$(13,443)	$122,694
Segment income (loss) as a percent of segment revenue	11.7%	13.4%	(3.0)%	15.5%

International
Gross Billings (1)	$756,232	$665,887	$1,668,514	$2,205,531
Revenue	$268,636	$276,949	$662,924	$905,821
Segment operating expenses(2)	289,164	265,554	811,766	838,503
Segment operating (loss) income	$(20,528)	$11,395	$(148,842)	$67,318
Segment (loss) income as a percent of segment revenue	(7.6)%	4.1%	(22.5)%	7.4%

Consolidated
Gross Billings (1)	$1,157,210	$1,218,256	$2,754,633	$3,859,732
Revenue	$430,161	$568,552	$1,118,266	$1,696,170
Segment operating expenses(2)	431,853	518,064	1,280,551	1,506,158
Segment operating (loss) income	$(1,692)	$50,488	$(162,285)	$190,012
Segment (loss) income as a percent of segment revenue	(0.4)%	8.9%	(14.5)%	11.2%

Stock-based compensation	3,340	22,619	60,922	77,706
Acquisition-related (benefit) expense, net	(4,793)	2,431	(4,793)	744
Operating (loss) income	(239)	25,438	(218,414)	111,562

Interest and other income, net	(8,269)	(617)	(9,808)	(54,445)
Loss on equity method investees	11,211	138	19,974	8,694
(Loss) income before provision for income taxes	(3,181)	25,917	(228,580)	157,313
Provision for income taxes	11,235	26,857	9,503	128,297
Net (loss) income	$(14,416)	$(940)	$(238,083)	$29,016

(1)	Represents the total dollar value of customer purchases of goods and services, excluding any applicable taxes and net of estimated refunds.

(2)	Represents cost of revenue and operating expenses, excluding stock-based compensation and acquisition-related (benefit) expense, net, which are not allocated to segments.

Foreign Exchange Rate Neutral Operating Results
(in thousands)
(unaudited)

The effect on the Company’s consolidated statements of operations from changes in exchange rates versus the U.S. Dollar for the three months ended September 30, 2012 are as follows:

	Three Months Ended September 30, 2012			Three Months Ended September 30, 2012
	At Avg.	Exchange		At Avg.	Exchange
	Q3 2011 Rates (1)	Rate Effect (2)	As Reported	Q2 2012 Rates (3)	Rate Effect (2)	As Reported
Revenue	$594,551	$(25,999)	$568,552	$571,154	$(2,602)	$568,552
Income from operations	$22,589	$2,849	$25,438	$25,030	$408	$25,438

The effect on the Company’s consolidated statements of operations from changes in exchange rates versus the U.S. Dollar for the nine months ended September 30, 2012 are as follows:

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2012
	At Avg.	Exchange		At Avg.	Exchange
	YTD Q3 2011 Rates (1)	Rate Effect (2)	As Reported	Q4'11 - Q2'12 Rates (3)	Rate Effect (2)	As Reported
Revenue	$1,765,476	$(69,306)	$1,696,170	$1,719,681	$(23,511)	$1,696,170
Income from operations	$110,767	$795	$111,562	$110,526	$1,036	$111,562

(1)	Represents the outcome that would have resulted had average exchange rates in the reported period been the same as those in effect during the three and nine months ended September 30, 2011.

(2)	Represents the increase or decrease in reported amounts resulting from changes in exchange rates from those in effect in the comparable period.

(3)	Represents the outcome that would have resulted had average exchange rates in the reported period been the same as those in effect during the three and nine months ended June 30, 2012.

Reconciliation of Non-GAAP Financial Measures
(in thousands)
(unaudited)

Free Cash Flow

The following is a reconciliation of free cash flow to the most comparable U.S. GAAP measure, “Net cash provided by operating activities,” for the three and nine months ended September 30, 2011 and 2012:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Net cash provided by operating activities	$64,411	$42,088	$121,370	$201,117
Purchases of property and equipment and software capitalization	(8,623)	(16,010)	(29,825)	(55,802)
Free cash flow	$55,788	$26,078	$91,545	$145,315

Net cash used in investing activities	$(43,048)	$(35,629)	$(112,526)	$(142,226)
Net cash provided by financing activities	$8,608	$2,707	$120,292	$18,590

Supplemental Financial Information and Business Metrics
(in thousands, except per share and headcount data and TTM
Gross Billings / Average Active Customer)
(unaudited)

	Q1 2011 (6)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012

Segments
North America Segment:
Gross Billings (1)	$315,152	$369,990	$400,978	$475,807	$553,557	$548,275	$552,369
Year-over-year growth	610%	359%	204%	118%	76%	48%	38%
% of Consolidated Gross Billings	47%	40%	35%	39%	41%	43%	45%
Gross Billings (1) Trailing Twelve Months (TTM)	$745,772	$1,035,183	$1,304,128	$1,561,927	$1,800,332	$1,978,617	$2,130,008

Revenue:
Third Party and Other Revenue (2)	$136,612	$157,205	$161,525	$179,638	$230,984	$207,119	$158,545
Direct Revenue (2)	—	—	—	—	7,581	53,062	133,058
Total Revenue	$136,612	$157,205	$161,525	$179,638	$238,565	$260,181	$291,603
Year-over-year growth	574%	341%	188%	103%	75%	66%	81%
% of Consolidated Revenue	46%	40%	38%	36%	43%	46%	51%
Revenue TTM	$316,752	$438,305	$543,705	$634,980	$736,933	$839,909	$969,987

Cost of Revenue:
Third Party and Other Cost of Revenue (3)	$25,050	$32,169	$31,316	$51,419	$62,580	$40,155	$15,475
Direct Cost of Revenue (3)	—	—	—	—	6,671	46,159	115,560
Total Cost of Revenue	$25,050	$32,169	$31,316	$51,419	$69,251	$86,314	$131,035
% of North America Total Revenue	18%	20%	19%	29%	29%	33%	45%

Operating (Loss) Income Excl Stock-Based Compensation (SBC), Acquisition-Related Expenses	$(21,778)	$(10,501)	$18,836	$18,239	$40,172	$43,429	$39,093
Year-over-year growth	N/A	(2,678)%	496%	N/A	N/A	N/A	108%
% of Consolidated Operating (Loss) Income Excl SBC, Acq-Related	22%	17%	1,113%	102%	59%	60%	77%
Operating Margin Excl SBC, Acq-Related (% of North America Total revenue)	(15.9)%	(6.7)%	11.7%	10.2%	16.8%	16.7%	13.4%
Year-over-year growth (bps)	(5,879)	(562)	603	3,494	3,278	2,337	170
Operating (Loss) Income TTM Excl SBC, Acq-Related	$(40,901)	$(51,024)	$(35,348)	$4,796	$66,746	$120,676	$140,933
Operating Margin TTM Excl SBC, Acq-Related (% of North America Total TTM revenue)	(12.9)%	(11.6)%	(6.5)%	0.8%	9.1%	14.4%	14.5%
Year-over-year growth (bps)	(3,604)	(2,266)	(1,467)	596	2,197	2,601	2,100

International Segment:
Gross Billings (1)	$353,022	$559,259	$756,232	$755,061	$801,243	$738,401	$665,887
Year-over-year growth	N/A	5,057%	1,115%	283%	127%	32%	(12)%
Year-over-year growth, excluding FX (4)	N/A	4,587%	1,021%	287%	138%	45%	(4)%
% of Consolidated Gross Billings	53%	60%	65%	61%	59%	57%	55%
Gross Billings (1) TTM	$623,367	$1,171,781	$1,865,774	$2,423,574	$2,871,795	$3,050,937	$2,960,592

Revenue:
Third Party and Other Revenue (2)	$158,911	$235,377	$261,464	$298,872	$309,069	$295,866	$265,019
Direct Revenue (2)	—	—	7,172	13,654	11,649	12,288	11,930
Total Revenue	$158,911	$235,377	$268,636	$312,526	$320,718	$308,154	$276,949
Year-over-year growth	N/A	7,709%	947%	273%	102%	31%	3%
Year-over-year growth, excluding FX (4)	N/A	7,013%	868%	276%	112%	44%	13%
% of Consolidated Revenue	54%	60%	62%	64%	57%	54%	49%
Revenue TTM	$271,440	$503,803	$746,785	$975,450	$1,137,257	$1,210,034	$1,218,347

Cost of Revenue:
Third Party and Other Cost of Revenue (3)	$14,715	$22,634	$31,023	$35,463	$40,049	$36,877	$38,698
Direct Cost of Revenue (3)	—	—	5,707	9,383	10,198	11,993	12,053
Total Cost of Revenue	$14,715	$22,634	$36,730	$44,846	$50,247	$48,870	$50,751
% of International Total Revenue	9%	10%	14%	14%	16%	16%	18%

Operating (Loss) Income Excl SBC, Acq-Related	$(76,506)	$(51,808)	$(20,528)	$(287)	$27,418	$28,505	$11,395
Year-over-year growth	N/A	(125)%	21%	100%	N/A	155%	N/A
% of Consolidated Operating (Loss) Income Excl SBC, Acq-Related	78%	83%	(1,213)%	(2)%	41%	40%	23%
Operating Margin Excl SBC, Acq-Related (% of International Total revenue)	(48.1)%	(22.0)%	(7.6)%	(0.1)%	8.5%	9.3%	4.1%
Year-over-year growth (bps)	N/A	74,265	9,392	14,474	5,669	3,126	1,170
Operating (Loss) Income TTM Excl SBC, Acq-Related	$(247,063)	$(275,824)	$(270,298)	$(149,129)	$(45,205)	$35,108	$67,031
Operating Margin TTM Excl SBC, Acq-Related (% of International Total TTM revenue)	(91.0)%	(54.7)%	(36.2)%	(15.3)%	(4.0)%	2.9%	5.5%
Year-over-year growth (bps)	N/A	70,992	13,508	13,628	8,704	5,765	4,170

Supplemental Financial Information and Business Metrics (in thousands, except per share and headcount data and TTM Gross Billings / Average Active Customer) (unaudited)
	Q1 2011 (6)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012

Consolidated Results of Operations
Gross Billings (1)	$668,174	$929,249	$1,157,210	$1,230,868	$1,354,800	$1,286,676	$1,218,256
Year-over-year growth	1,405%	916%	496%	196%	103%	38%	5%
Year-over-year growth, excluding FX (4)	1,378%	859%	465%	198%	108%	47%	11%
Gross Billings (1) (TTM)	$1,369,139	$2,206,964	$3,169,902	$3,985,501	$4,672,127	$5,029,554	$5,090,600
Year-over-year growth	1,651%	1,227%	804%	435%	241%	128%	61%

Revenue:
Third Party and Other Revenue (2)	$295,523	$392,582	$422,989	$478,510	$540,053	$502,985	$423,564
Direct Revenue (2)	—	—	7,172	13,654	19,230	65,350	144,988
Total Consolidated Revenue	$295,523	$392,582	$430,161	$492,164	$559,283	$568,335	$568,552
Year-over-year growth	1,358%	915%	426%	186%	89%	45%	32%
Year-over-year growth, excluding FX (4)	1,332%	858%	401%	188%	95%	53%	38%
Total Consolidated Revenue TTM	$588,192	$942,108	$1,290,490	$1,610,430	$1,874,190	$2,049,943	$2,188,334
Year-over-year growth	1,594%	1,205%	761%	415%	219%	118%	70%

Cost of Revenue:
Third Party and Other Cost of Revenue (3)	$39,765	$54,803	$62,339	$86,882	$102,629	$77,032	$54,173
Direct Cost of Revenue (3)	—	—	5,707	9,383	16,869	58,152	127,613
Total Consolidated Cost of Revenue	$39,765	$54,803	$68,046	$96,265	$119,498	$135,184	$181,786
% of Total Consolidated Revenue	13%	14%	16%	20%	21%	24%	32%

Operating (Loss) Income Excl SBC, Acq-Related	$(98,284)	$(62,309)	$(1,692)	$17,952	$67,590	$71,934	$50,488
Year-over-year growth	N/A	(166)%	93%	N/A	N/A	N/A	N/A
Operating Margin Excl SBC, Acq-Related (% of Total Consolidated revenue)	(33.3)%	(15.9)%	(0.4)%	3.6%	12.1%	12.7%	8.9%
Year-over-year growth (bps)	(7,611)	4,471	2,760	8,689	4,534	2,853	930
Operating (Loss) Income TTM Excl SBC, Acq-Related	$(287,964)	$(326,848)	$(305,646)	$(144,333)	$21,541	$155,784	$207,964
Operating Margin TTM Excl SBC, Acq-Related (% of Total Consolidated TTM revenue)	(49.0)%	(34.7)%	(23.7)%	(9.0)%	1.1%	7.6%	9.5%
Year-over-year growth (bps)	(7,208)	(1,333)	245	4,887	5,011	4,229	3,320

Operating (Loss) Income	$(117,148)	$(101,027)	$(239)	$(14,972)	$39,639	$46,485	$25,438
Year-over-year growth	N/A	(174)%	100%	96%	N/A	N/A	N/A
Operating Margin (% of Total Consolidated revenue)	(39.6)%	(25.7)%	(0.1)%	(3.0)%	7.1%	8.2%	4.5%
Year-over-year growth (bps)	(8,192)	6,949	6,838	19,213	4,673	3,391	457
Operating (Loss) Income TTM	$(546,064)	$(610,272)	$(554,543)	$(233,386)	$(76,599)	$70,913	$96,590
Operating Margin TTM (% of Total Consolidated TTM revenue)	(92.8)%	(64.8)%	(43.0)%	(14.5)%	(4.1)%	3.5%	4.4%
Year-over-year growth (bps)	(11,533)	(2,457)	1,427	11,983	8,875	6,824	4,740

Net (Loss) Income Attributable to Common Stockholders	$(146,480)	$(107,406)	$(54,229)	$(65,379)	$(11,695)	$28,386	$(2,979)
Weighted Average Basic Shares Outstanding	307,849	303,415	307,605	528,422	644,097	647,150	653,224
Weighted Average Diluted Shares Outstanding (5)	307,849	303,415	307,605	528,422	644,097	663,123	653,224
Net (Loss) Earnings per Share
Basic	$(0.48)	$(0.35)	$(0.18)	$(0.12)	$(0.02)	$0.04	$(0.00)
Diluted	$(0.48)	$(0.35)	$(0.18)	$(0.12)	$(0.02)	$0.04	$(0.00)

Supplemental Financial Information and Business Metrics
(in thousands, except per share and headcount data and TTM
Gross Billings / Average Active Customer)
(unaudited)

	Q1 2011 (6)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012

Cash Flow
Operating cash flow (TTM)	$91,928	$128,316	$173,291	$290,447	$356,221	$392,517	$370,194
Purchases of Property and Equipment and Software Capitalization (TTM)	(24,780)	(31,949)	(38,414)	(43,811)	(45,932)	(62,401)	(69,788)
Free cash flow (TTM) (7)	$67,148	$96,367	$134,877	$246,636	$310,289	$330,116	$300,406

Other Metrics:
Active Customers (8)	15,376	23,037	28,906	33,742	36,850	38,046	39,525
TTM Gross Billings / Average Active Customer (9)	$169	$174	$189	$187	$179	$165	$149
Headcount
Sales (10)	3,556	4,850	4,853	5,196	5,735	5,587	5,087
% North America	19%	20%	21%	20%	21%	20%	24%
% International	81%	80%	79%	80%	79%	80%	76%
Other	3,551	4,775	5,565	6,275	6,813	7,233	6,779
Total Headcount	7,107	9,625	10,418	11,471	12,548	12,820	11,866

(1)	Represents the total dollar value of customer purchases of goods and services, excluding any applicable taxes and net of estimated refunds.

(2)
Third party revenue is related to sales for which the company acts as a marketing agent for the merchant. This revenue is recorded on a net basis. Direct revenue is related to the sale of products for which the Company is the merchant of record. These revenues are accounted for on a gross basis, with the cost of inventory included in cost of revenue.

(3)
The third quarter 2012 marked the first time the Company disclosed direct cost of revenue which reflects the allocation of all variable costs related to the Direct business. As a result, third party and other cost of revenue and direct cost of revenue are presented separately.

(4)	Represents change in financial measures that would have resulted had average exchange rates in the reported period been the same as those in effect in the prior year period.

(5)
The weighted-average diluted shares outstanding is calculated using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options and vesting of restricted stock units and restricted shares, as calculated using the treasury stock method.

(6)	Year-over-year growth is unavailable for select international growth measures as Groupon did not commence international operations until the second quarter of 2010.

(7)	Free cash flow is a non-GAAP financial measure. The Company reconciles this measure to the most comparable U.S. GAAP measure, ‘‘Net cash provided by operating activities,” for the periods presented.

(8)	Reflects the total number of unique accounts who have purchased Groupons during the trailing twelve months.

(9)	Reflects the total gross billings generated in the trailing twelve months per average active customer over that period.

(10)	Includes inside and outside merchant sales representatives, as well as sales support.